================================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



         Date of report (Date of earliest event reported) March 16, 2001


              Credit Suisse First Boston Mortgage Securities Corp.

             (Exact Name of Registrant as Specified in Its Charter)


 DELAWARE                              333-53012-01              13-3320910
--------------------------------------------------------------------------------
(State or Other Jurisdiction           (Commission              (IRS Employer
of Incorporation)                      File Number)          Identification No.)


 11 MADISON AVENUE, NEW YORK, NEW YORK                             10010
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code  (212) 325-2000
                                                    --------------


          (Former Name or Former Address, if Changed Since Last Report)


--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)

================================================================================

Item 2. Acquisition or Disposition of Assets.

     On March 16, 2001, a single series of certificates entitled Series 2001-CK1 Commercial Mortgage Pass-Through Certificates (the "Certificates"), was issued pursuant to a pooling and servicing (the "Pooling and Servicing Agreement"), dated as of March 1, 2001, among Credit Suisse First Boston Mortgage Securities Corp. as depositor (the "Depositor"), KeyCorp Real Estate Capital Markets, Inc. d/b/a Key Commercial Mortgage as master servicer (the "Master Servicer") ORIX Real Estate Capital Markets, LLC as special servicer (the "Special Servicer") and Wells Fargo Bank Minnesota, N.A. as trustee (the "Trustee"). The Certificates consist of 21 classes identified as the "Class A-1 Certificates", the "Class A-2 Certificates", the "Class A-3 Certificates", the "Class B Certificates", the "Class C Certificates", the "Class D Certificates", the "Class E Certificates", the "Class F Certificates", the "Class G Certificates", the "Class H Certificates", the "Class J Certificates", the "Class K Certificates", the "Class L Certificates", the "Class M Certificates", the "Class N Certificates", the "Class O Certificates", the "Class A-X Certificates", the "Class A-CP Certificates", the "Class A-Y Certificates", the "Class R Certificates", and the "Class V Certificates", respectively. The Certificates were issued in exchange for, and to evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Mortgage Pool") of commercial and multifamily mortgage loans (the "Mortgage Loans"), having, as of the close of business on their respective due dates in March 2001 (the "Cut-off Date"), an aggregate principal balance of $997,140,788 (the "Initial Pool Balance"), after taking into account all payments of principal due on the Mortgage Loans on or before such date, whether or not received. The Depositor acquired certain of the Mortgage Loans from Column Financial, Inc. ("Column"), which is an affiliate of the Depositor and the remaining Mortgage Loans from KeyBank National Association ("KeyBank"; and, together with Column, the "Mortgage Loan Sellers"), which is an affiliate of the Master Servicer and McDonald Investments Inc. ("McDonald"), pursuant to certain mortgage loan purchase agreements between the Depositor and each of the Mortgage Loan Sellers. The Depositor caused the Mortgage Loans to be transferred to the Trustee for the benefit of the holders of the Certificates. The Depositor sold the Class A-1, Class A-2, Class A-3, Class B, Class C and Class D Certificates to Credit Suisse First Boston Corporation ("CSFB"), McDonald, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Salomon Smith Barney Inc. ("SSBI"; and, together with CSFB, Merrill Lynch and McDonald, the "Underwriters"), pursuant to an underwriting agreement dated March 5, 2001 (the "Underwriting Agreement"), among the Depositor and the Underwriters. A form of the Pooling and Servicing Agreement is attached hereto as Exhibit 99.1, a form of the Underwriting Agreement is attached hereto as
Exhibit 99.2, a form of the mortgage loan purchase agreement dated March 5, 2001 between Column and the Depositor is (the "Column Mortgage Loan Purchase Agreement") is attached hereto as Exhibit 99.3 and a form of the mortgage loan purchase agreement dated march 5, 2001 between KeyBank and the Depositor (the "KeyBank Mortgage Loan Purchase Agreement") is attached hereto as Exhibit 99.4.

     The Class A-1 Certificates have an initial aggregate principal balance of $106,000,000. The Class A-2 Certificates have an aggregate principal balance of $149,000,000. The Class A-3 Certificates have an initial aggregate principal balance of $498,435,000. The Class B Certificates have an aggregate principal balance of $42,917,000. The Class C Certificates have an initial aggregate principal balance of $45,441,000. The Class D Certificates have an initial aggregate principal balance of $12,621,000. The Class E Certificates have an initial aggregate principal balance of $12,623,000. The Class F Certificates have an initial aggregate principal balance of $20,196,000. The Class G Certificates have an initial aggregate principal balance of $17,672,000. The Class H Certificates have an initial aggregate principal balance of $17,450,000. The Class J Certificates have an initial aggregate principal balance of $27,421,000. The Class K Certificates have an initial aggregate principal balance of

$7,479,000. The Class L Certificates have an initial aggregate principal balance of $7,478,000. The Class M Certificates have an initial aggregate principal balance of $14,957,000. The Class N Certificates have an initial aggregate principal balance of $4,986,000. The Class O Certificates have an initial aggregate principal balance of $12,464,787. The Class A-X Certificates have an initial aggregate notional amount of $997,140,787. The Class A-CP Certificates have an initial aggregate notional amount of $351,470,000. The Class A-Y Certificates have an initial aggregate notional amount of $498,435,000.

     Capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

Item 7.  Financial Statements and Exhibits.


(a)  Financial statements of businesses acquired:

         Not applicable.

(b)  Pro forma financial information:

         Not applicable.

(c)  Exhibits:

Exhibit No.       Description
-----------       -----------
99.1              Pooling and Servicing Agreement.

99.2              Underwriting Agreement.

99.3              Column Mortgage Loan Purchase Agreement

99.4              KeyBank Mortgage Loan Purchase Agreement

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

 Date:   March 30, 2001


                                              DLJ COMMERCIAL MORTGAGE CORP.


                                              By: /s/ ALLAN J. BAUM
                                                 -------------------------------
                                              Name: Allan J. Baum
                                              Title:   Vice President

                                  EXHIBIT INDEX

     The following exhibits are filed herewith:

Exhibit No.
-----------
99.1        Pooling and Servicing Agreement.

99.2        Underwriting Agreement.

99.3        Column Mortgage Loan Purchase Agreement

99.4        KeyBank Mortgage Loan Purchase Agreement